LEGG MASON CAPITAL MANAGEMENT VALUE TRUST, INC.

LEGG MASON CAPITAL MANAGEMENT SPECIAL INVESTMENT TRUST, INC.

LEGG MASON GLOBAL ASSET MANAGEMENT TRUST

SUPPLEMENT DATED MAY 4, 2011

TO THE STATEMENT OF ADDITIONAL INFORMATION, DATED FEBRUARY 28, 2011,

OF

LEGG MASON CAPITAL MANAGEMENT VALUE TRUST,

LEGG MASON CAPITAL MANAGEMENT SPECIAL INVESTMENT TRUST AND

LEGG MASON CAPITAL MANAGEMENT DISCIPLINED EQUITY RESEARCH FUND

Legg Mason Capital Management American Leading Companies Trust (“Fund”), a series of Legg Mason Investors Trust, Inc. has been reorganized into Legg Mason Capital Management Value Trust, Inc. As a result, the Fund is no longer operational and shares of the Fund are not available for purchase.

This supplement should be retained with your Statement of Additional Information for future reference.

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